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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 14, 2001

                        COMMISSION FILE NUMBER: 0-21272

                              SANMINA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   DELAWARE                                      77-0228183
         (STATE OR OTHER JURISDICTION                         (I.R.S. EMPLOYER
      OF INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)

    2700 NORTH FIRST STREET, SAN JOSE, CA                          95134
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 964-3500

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ITEM 5.  OTHER EVENTS

     This Report on Form 8-K is being filed for the purpose of setting forth selected financial data and management's discussion and analysis of financial condition and results of operations which have been restated to reflect a recent acquisition by Sanmina that was accounted for using the pooling of interests method of accounting. This acquisition was Sanmina's acquisition of AB
Segerstrom & Svensson, a global supplier of integrated enclosure systems to the communications sector, which was completed in March 2001. In addition, this report also includes updated "Business" and "Factors Affecting Operating
Results" sections which reflect this acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Exhibits

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
EXHIBIT                           DESCRIPTION                           PAGE
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
99.1      Business....................................................    1
          Selected Financial Data.....................................   13
          Management's Discussion and Analysis of Financial Condition    14
          and Results of Operations...................................
          Quantitative and Qualitative Disclosures About Market          22
          Risk........................................................
          Financial Statements and Supplementary Data.................   32
          Report of Independent Public Accountants....................   62
99.2      Schedule II -- Valuation and Qualifying Accounts............   63

     Sanmina and the Sanmina logo are registered trademarks of Sanmina Corporation. All other names are trademarks and/or registered trademarks of their respective owners.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2001                        SANMINA CORPORATION
                                          (Registrant)

                                          By        /s/ RANDY W. FURR
                                            ------------------------------------
                                                       Randy W. Furr
                                               President and Chief Operating
                                                           Officer

                                          By        /s/ RICK R. ACKEL
                                            ------------------------------------
                                                       Rick R. Ackel
                                                Executive Vice President and
                                                  Chief Financial Officer

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